UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 23, 2006


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                        0-22011                86-0760991
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


     2575 East Camelback Rd., Suite 450, Phoenix, AZ               85016
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        (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         On May 23, 2006, Synovics Pharmaceuticals, Inc., a Nevada Corporation (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission that included information under Item 2.01 thereof reporting that the Company had completed its acquisition of Kirk Pharmaceuticals, LLC and ANDAPharm, LLC (collectively "Kirk"). In response to part (b) of Item 9.01 of such Form 8-K, the Company stated it would file or furnish, as applicable, the required pro forma financial statements for Kirk by amendment. This Form 8-K/A is being filed to provide the required financial information.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The following audited consolidated financial statements for Kirk Pharmaceuticals, LLC and Affiliate are attached hereto as Exhibit 99.1:


                  Independent Auditors' Report
                  Consolidated Balance Sheet as of October 31, 2005
                  Consolidated Statements of Operations for the ten months ended October 31, 2005
                  Consolidated Statement of Members' Equity for the ten months ended October 31, 2005
                  Consolidated Statements of Cash Flows for the ten months ended December 31, 2005
                  Notes to Consolidated Financial Statements

(b)      PRO FORMA FINANCIAL INFORMATION.

         The following unaudited pro forma condensed combined financial statements for Kirk are attached hereto as Exhibit 99.2:

         Unaudited Pro Forma Condensed Combining Balance Sheet as of October 31, 2005.

         Unaudited Pro Forma Condensed Combining Statement of Operations for the year ended October 31, 2005.

         Unaudited Pro Forma Condensed Combining Balance Sheet as of April 30, 2006.

         Unaudited Pro Forma Condensed Combining Statement of Operations for the six months ended April 30, 2006.

(c)      Not Applicable

(d)      Exhibits

                  23.1 Consent of Miller, Ellin & Company, LLP, Independent Auditors.

                  99.1 Financial Statements of Business Acquired for the ten months ended October 31, 2005

                  99.2     Pro Forma Financial Statements

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: July 28, 2006


                                        BIONUTRICS, INC.

                                        By:    /s/ Ronald H. Lane
                                               -----------------------
                                        Name:  Ronald H. Lane, PhD.
                                        Title: President